UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2012

Monster Beverage Corporation
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

0-18761                                              39-1679918
(Commission File Number)                (IRS Employer Identification No.)

550 Monica Circle Suite 201
Corona, California 92880
(Address of principal executive offices and zip code)

(951) 739 - 6200

(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On June 1, 2012, Monster Beverage Corporation ("Monster") issued a press release announcing that Monster will provide a live audio webcast of the business discussion and question and answer portion of the annual stockholders' meeting on Friday, June 8, 2012.  The meeting will commence at 10:00 a.m. Pacific Time and the webcast will start at approximately 10:20 a.m. Pacific Time.

The live webcast will be available on the "Events & Presentations" page of Monster's website at www.monsterbevcorp.com.  For those who are not able to listen to the live broadcast, the call will be archived for approximately one year on the website.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is furnished herewith:

Exhibit 99.1 Press Release dated June 1, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Monster Beverage Corporation

Date:  June 7, 2012                                                /s/ Hilton H. Schlosberg
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Hilton H. Schlosberg
Vice Chairman of the Board of Directors,
President and Chief Financial Officer